POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Henri de Castries
Henri de Castries, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Henri de Castries, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Ramon de Oliveira
Ramon de Oliveira, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Ramon de Oliveira, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Denis Duverne
Denis Duverne, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Denis Duverne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of January, 2012.

/s/ Richard Dziadzio
Richard Dziadzio, Executive Vice President and Chief Financial Officer

State of New York)

County of New York) ss.:

On the 25th day of January in the year 2012 before me, the undersigned, personally appeared Richard Dziadzio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anne M. Tirone
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Charlynn Goins
Charlynn Goins, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Charlynn Goins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Danny L. Hale
Danny L. Hale, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Danny L. Hale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Anthony J. Hamilton
Anthony J. Hamilton, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Anthony J. Hamilton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Peter Kraus
Peter Kraus, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Peter Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Andrew J. McMahon
Andrew J. McMahon,
President and Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Andrew J. McMahon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Mark Pearson
Mark Pearson,
Chief Executive Officer and Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Lorie A. Slutsky
Lorie A. Slutsky, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Ezra Suleiman
Ezra Suleiman, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Ezra Suleiman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – February 2012	Page 1

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of February, 2012.

/s/ Richard C. Vaughan
Richard C. Vaughan, Director

State of New York)

County of New York) ss.:

On the 9th day of February in the year 2012 before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MONY – February 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – April 2012

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of April, 2012.

/s/ Andrea Nitzan
Andrea Nitzan, Executive Vice
President (acting principal accounting officer)

State of New York)

County of New York) ss.:

On the 4th day of April in the year 2012 before me, the undersigned, personally appeared Andrea Nitzan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon

/s/ Anne M. Tirone
Signature and Office of individual taking acknowledgment

MONY – April 2012

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the “Company”), a stock life insurance company, hereby constitutes and appoints Kermitt J. Brooks, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY Variable Account A (811-06218)

033-37718

033-37722

033-38299

333-72259

333-72714

333-92312

333-92320

Form N-4 registration statements to be filed as necessary.

Keynote Series Account – NY (811-05457)

033-33318

033-19836

Form N-4 registration statements to be filed as necessary.

MONY Variable Account L (811-06215)

033-37719

333-01581

333-71417

333-71677

333-72590

333-72594

333-104156

Form N-6 registration statements to be filed as necessary.

MONY – April 2012 – B.P.L.

MONY Variable Account S (811-06217)

033-37721

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of April, 2012.

/s/ Bertrand Poupart-Lafarge
Bertrand Poupart-Lafarge
Executive Vice President and interim Chief Financial Officer

State of New York)

County of New York) ss.:

On the 13th day of April in the year 2012 before me, the undersigned, personally appeared Bertrand Poupart-Lafarge, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anne Tirone
Signature and Office of individual taking acknowledgment

MONY – April 2012 – B.P.L.